FORM 8-K FOR E*TWOMEDIA.COM INC.
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported) August 26, 1999
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                                 E*twoMedia.com
                           --------------------------
                           (Exact name of registrant)

           Nevada                        0-18049                 91-1317131
----------------------------         ----------------       -------------------
(State or other jurisdiction         (Commission File          (IRS Employer
     or incorporation)                   Number)            Identification No.)

                    26 Broadway Suite 1650 New York, NY 10004
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code (212) 943-5200

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

         In  exchange  for 100 Percent of the issued and  outstanding  shares of
         FPS  Ltd.   registrant   issued   17,000,000   of  its   common   stock
         (approximately 85%) to Daniel Jefferies.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

         Etwomedia.com has concluded the acquisition of FPS Limited of London in a stock for stock exchange.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

         NOT APPLICABLE

ITEM 4.   CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

         NO CHANGE.

ITEM 5.   OTHER EVENTS

         NOT APPLICABLE    .

ITEM 6.   RESIGNATION OF REGISTRANT'S DIRECTORS

         As of August 27, 1999 Michael A. Cassin has resigned as President and Director of Registrant. Daniel Jefferies remains as Chairman of the Board and Sole Director of Registrant.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

         NOT APPLICABLE.

ITEM 8.   CHANGE IN FISCAL YEAR

         NO CHANGE.

                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                     E*twoMEDIA. Com Inc.

Date: August 26, 1999                By:  /s/ Michael Cassin
                                          ---------------------
                                          Michael Cassin
                                          President